Exhibit 10.47

                                  THIRD ALLONGE
                                       to
                             AGREEMENT OF AMENDMENT
                                       TO
                     LOAN AND SECURITY AGREEMENT, MORTGAGE,
                              ASSIGNMENT OF LEASES
                               AND OTHER DOCUMENTS

      This modification ("Third Allonge to Agreement of Amendment") made this 30th day of April, 2004 to the Agreement of Amendment to Loan and Security Agreement, Mortgage, Assignment of Leases and Other Documents effective March 13, 2002, as amended ("Agreement of Amendment") among FLEET NATIONAL BANK, ("Lender"); OSTEOTECH, INC., a Delaware Corporation, CAM IMPLANTS, INC., a Colorado Corporation, OSTEOTECH, B.V., H.C. IMPLANTS, B.V., OSTEOTECH IMPLANTS, B.V., OSTEOTECH/CAM SERVICES, B.V., each a Company of The Netherlands, OSTEOTECH, S.A., and OST DEVELOPPEMENT, S.A., each a Corporation of France jointly and severally "Borrower") and to which Agreement of Amendment these presents are so firmly affixed as to become a part thereof.


      A. Notwithstanding anything to the contrary set forth in the Agreement of Amendment, the Agreement of Amendment is hereby amended as follows:

      1. Paragraph 3A(1) (relating to the Revolving Note) is hereby amended to read as follows:

            (1) The term "Conversion Date" is hereby redefined as the "Maturity Date." The Maturity Date is defined as April 30, 2006. Upon the Maturity Date, the full amount of unpaid principal, together with unpaid accrued interest, is due and payable.

      2. Paragraph 3A(2) (relating to the second paragraph of the Revolving
Note) is hereby amended to read as follows:

            Prior to January 1, 2002, this Note bore interest at the option of the Borrower, at either Lender's Prime Rate minus three-quarters of one percent or the applicable Base LIBOR Rate plus 175 basis points. Effective January 1, 2002 and ending on the date Lender receives Borrower's Quarterly Report on Form 10Q for the quarter ending March 31, 2003, this Note bears interest and is repayable in monthly installments of interest only (and not principal) at a fluctuating interest rate per annum equal at all times to either (a) the Lender's Prime Rate (as hereinafter defined) of interest in effect from time to time plus 150 basis points, each change in such fluctuating rate to take effect simultaneously with the corresponding change in such Prime Rate, without notice to the undersigned or (b) the applicable Base LIBOR Rate as defined in the Loan Agreement plus 400 basis points, at the option of the Borrower pursuant to the Loan Agreement. Commencing with the receipt by Lender of Borrower's March 31, 2003 financial statements, and effective following the filing with the Securities and Exchange Commission ("SEC") and delivery to Lender thereafter of Borrower's Quarterly Report on Form 1OQ for the quarter ending March 31, 2003, interest is repayable in accordance with the following at the option of Borrower, if the ratio of the Borrower's Senior Funded Debt as determined in accordance with generally accepted accounting principles - consistently applied, to EBITDA as more fully described below ("Ratio") is as follows:

            Ratio                     Option                  -or-           Option
            -----                     ------                                 ------
            Less than 1.5:1     Base LIBOR + 225 bp ("Libor Rate")     Prime Rate - 25bp

            1.5:1 - 2.5:1       Base LIBOR + 300 bp ("Libor Rate")     Prime Rate + 50 bp

            2.5:1 - 3.99:1      Base LIBOR + 350 bp ("Libor Rate")     Prime Rate + 100 bp

            4.0 and greater     Base LIBOR + 400 bp ("Libor Rate")     Prime Rate + 150 bp

            From the date of the execution of the Third Allonge to Agreement of Amendment and until receipt by Lender of Borrower's Quarterly Report on Form 10Q for the quarter ending June 30, 2004, interest is repayable in accordance with the following at the option of the Borrower as more fully described below:

                        Option                      -or-       Option
                        ------                                 ------

                Base LIBOR +225 bp ("Libor Rate")              Prime Rate - 25bp

            Commencing with the receipt by Lender of Borrower's Quarterly Report on Form 10Q for the quarter ending June 30, 2004, interest is repayable in accordance with the following at the option of Borrower, if the ratio of the Borrower's Senior Funded Debt as determined in accordance with generally accepted accounting principles consistently applied, to EBITDA as more fully described below ("Ratio") is as follows:

            Ratio                     Option                  -or-           Option
            -----                     ------                                 ------
            Less than 1.1:l     Base LIBOR + 140 bp ("Libor Rate")     Prime Rate - 110bp

            1.1:1 - 1.5:1       Base LIBOR + 190 bp ("Libor Rate")     Prime Rate - 60 bp

            1.5:1 - 2.5:1       Base LIBOR + 275 bp ("Libor Rate")     Prime Rate + 25 bp

            2.5:1 - 3.99:l      Base LIBOR + 325 bp ("Libor Rate")     Prime Rate + 75 bp

            4.0 and greater     Base LIBOR + 375 bp ("Libor Rate")     Prime Rate + 125 bp

            For purposes of determining the Ratio:

            (i) The first determination will be made by Lender for the first quarter, 2003. Each determination by Lender will be made by dividing (a) the Senior Funded Debt of the Borrower as of the last day of each fiscal quarter by (b) the Borrower's EBITDA determined on a rolling four quarter basis. Each determination of the Ratio will be made by Lender, upon delivery to Lender of either the Borrower's Quarterly Report on Form 1OQ or Annual Report on Form 10K, on a rolling four quarter basis; and

            (ii) Senior Funded Debt means all indebtedness of the Borrower owing to financial institutions, all bonds, notes and debentures payable by the Borrower (unless subordinated to Fleet National Bank), all outstanding letters of credit issued for the account of the Borrower, and all capital leases of the Borrower.

            Each payment is to be made on the first day of each month. In no event is the interest rate to be higher than the maximum lawful rate. The Prime Rate of Lender means the fluctuating Prime Rate of interest established by Fleet National Bank from time to time whether or not such rate shall be otherwise published. The Prime Rate is established for the convenience of Lender. It is not necessarily Lender's lowest rate. In the event that there should be a change in the Prime Rate of Lender, such change shall be effective on the date of such change without notice to Borrower or any guarantor, endorser or surety. Any such change will not effect or alter any other term or conditions of this Note.


      3. Paragraph 3A(5) (relating to the sixth paragraph of the Revolving Note) is hereby amended to read as follows:

            In the event of Default, interest accrues on all amounts payable hereunder at a rate equal to four (4%) percent above the interest rate otherwise payable. Borrower acknowledges that: (i) such additional rate is material inducement to Lender to make the loans;
            (ii) Lender would not have made the loans evidenced by this Note in the absence of the agreement of the Borrower to pay such default rate; (iii) such additional rate represents compensation for increased risk to Lender that the loans evidenced by this Note will not be repaid; and (iv) such rate is not a penalty and represents a reasonable estimate of (a) the cost to Lender in allocating its resources (both personnel and financial) to the ongoing review, monitoring, administration and collection of the loans evidenced by this Note and (b) compensation to Lender for losses that are difficult to ascertain.

      4. Paragraph 3B(1) (relating to the second paragraph of the Equipment Loan
Note) is hereby amended to read as follows:

            Prior to January 1, 2002, this Note bore interest, at the option of the Borrower at either the Lender's Prime Rate minus one-half of one percent or the applicable Base LIBOR Rate plus 175 basis points. Effective as of the Conversion Date, the Borrower began monthly payments of principal and interest, such principal payments repayable in 84 equal monthly installments, the first of such payments was made as of the second month following the Conversion Date and on the same day of each successive month. As of the Conversion Date through December 31, 2001,this Note bore interest at the applicable LIBOR Rate (Equipment) defined in the Loan Agreement. Effective January 1, 2002 and ending on the date Lender receives Borrower's Quarterly Report on Form 1OQ for the quarter ending March 31, 2003, this Note bears interest and is repayable in monthly installments of interest, such interest to be at a fluctuating interest rate per annum equal at all times to either (a) the Lender's Prime Rate (as hereinafter defined) of interest in effect from time to time plus 150 basis points, each change in such fluctuating rate to take effect simultaneously with the corresponding change in such Prime Rate, without notice to the undersigned or (b) the applicable Base LIBOR Rate as defined in the Loan Agreement plus 400 basis points, at the option of the Borrower pursuant to the Loan Agreement. Effective September 10, 2001 the Borrower was to commence payment of principal, together with interest, in 84 equal monthly installments on the same day of each successive month thereafter commencing December 1, 2001. Borrower is to continue making such principal and interest payments and, upon the 84th such installment payment (the "Maturity Date"), the full amount of unpaid principal together with unpaid accrued interest is due and payable. Commencing with the receipt by Lender of Borrower's March 31, 2003 financial statements, and effective following the filing with the SEC and delivery to Lender thereafter of Borrower's Quarterly Report on Form 10Q for the quarter ending March 31, 2003, interest is repayable in accordance with the following at the option of Borrower, if the ratio of the Borrower's Senior Funded Debt as determined in accordance with generally accepted accounting principles consistently applied, to EBITDA as more fully described below ("Ratio") is as follows:

            Ratio                     Option                  -or-           Option
            -----                     ------                                 ------
            Less than 1.5:1     Base LIBOR + 225 bp ("Libor Rate")     Prime Rate - 25bp

            1.5:1 - 2.5:1       Base LIBOR + 300 bp ("Libor Rate")     Prime Rate + 50 bp

            2.5:1 - 3.99:1      Base LIBOR + 350 bp ("Libor Rate")     Prime Rate + 100 bp

            4.0 and greater     Base LIBOR + 400 bp ("Libor Rate")     Prime Rate + 150 bp

            From the date of the execution of the Third Allonge to Agreement of Amendment and until receipt by Lender of Borrower's Quarterly Report on Form 10Q for the quarter ending June 30, 2004, interest is repayable in accordance with the following at the option of the Borrower as more fully described below:

                        Option                      -or-       Option
                        ------                                 ------

                Base LIBOR +225 bp ("Libor Rate")              Prime Rate - 25bp

            Commencing with the receipt by Lender of Borrower's Quarterly Report on Form 10Q for the quarter ending June 30, 2004, interest is repayable in accordance with the following at the option of Borrower, if the ratio of the Borrower's Senior Funded Debt as determined in accordance with generally accepted accounting principles consistently applied, to EBITDA as more fully described below ("Ratio") is as follows:

            Ratio                     Option                  -or-           Option
            -----                     ------                                 ------
            Less than 1.1:l     Base LIBOR + 140 bp ("Libor Rate")     Prime Rate - 110bp

            1.1:1 - 1.5:1       Base LIBOR + 190 bp ("Libor Rate")     Prime Rate - 60 bp

            1.5:1 - 2.5:1       Base LIBOR + 275 bp ("Libor Rate")     Prime Rate + 25 bp

            2.5:1 - 3.99:l      Base LIBOR + 325 bp ("Libor Rate")     Prime Rate + 75 bp

            4.0 and greater     Base LIBOR + 375 bp ("Libor Rate")     Prime Rate + 125 bp


            For purposes of determining the Ratio:

            (i) The first determination will be made by Lender for the first quarter, 2003. Each determination by Lender will be made by dividing (a) the Senior Funded Debt of the Borrower as of the last day of each fiscal quarter by (b) the Borrower's EBITDA determined on a rolling four quarter basis. Each determination of the Ratio will be made by Lender upon delivery to Lender of either the Borrower's Quarterly Report on Form 1OQ or Annual Report on Form 10K, on a rolling four quarter basis; and

            (ii) Senior Funded Debt means all indebtedness of the Borrower owing to financial institutions, or bonds, notes and debentures payable by the Borrower (unless subordinated to Fleet National Bank), all outstanding letters of credit issued for the account of the Borrower, and all capital leases of the Borrower.

            Each payment is to be made on the first day of each month. In no event is the interest rate to be higher than the maximum lawful rate. The Prime Rate of Lender means the fluctuating Prime Rate of interest established by Fleet National Bank from time to time whether or not such rate shall be otherwise published. The Prime Rate is established for the convenience of Lender. It is not necessarily Lender's lowest rate. In the event that there should be a change in the Prime Rate of Lender, such change shall be effective on the date of such change without notice to Borrower or any guarantor, endorser or surety. Any such change will not effect or alter any other term or conditions of this Note.

      5. Paragraph 3B(4) (relating to the sixth paragraph of the Equipment Loan
Note) is hereby amended to read as follows:

            In the event of Default, interest accrues on all amounts payable hereunder at a rate equal to four (4%) percent above the interest rate otherwise payable. Borrower acknowledges that: (i) such additional rate is material inducement to Lender to make the loans; (ii) Lender would not have made the loans evidenced by this
            Note in the absence of the agreement of the Borrower to pay such default rate; (iii) such additional rate represents compensation for increased risk to Lender that the loans evidenced by this Note will not be repaid; and (iv) such rate is not a penalty and represents a reasonable estimate of (a) the cost to Lender in allocating its resources (both personnel and financial) to the ongoing review, monitoring, administration and collection of the loans evidenced by this Note and (b) compensation to Lender for losses that are difficult to ascertain.

      6. Paragraph 3C(l) (relating to the second paragraph of the Mortgage
Note) is hereby amended to read as follows:

            Prior to January 1, 2002, this Note bore interest during each calendar month at a fixed rate of 7.38% per annum. Effective January 1, 2002 and ending on the date Lender receives Borrower's Quarterly Report on Form 10Q for the quarter ending March 31, 2003, this Note bears interest and is repayable in monthly installments of interest at a fluctuating interest rate per annum equal at all times to either (a) the Lender's Prime Rate (as hereinafter defined) of interest in effect from time to time plus 150 basis points, each change in such fluctuating rate to take effect simultaneously with the corresponding change in such Prime Rate, without notice to the undersigned or (b) the applicable Base LIBOR Rate as defined in the Loan Agreement plus 400 basis points, at the option of the Borrower pursuant to the Loan agreement. Commencing with the receipt by Lender of Borrower's March 31, 2003 financial statements, and effective following the filing with the SEC and delivery to Lender thereafter of Borrower's Quarterly Report on Form 10Q for the quarter ending March 31, 2003, interest is repayable in accordance with the following at the option of Borrower, if the ratio of the Borrower's Senior Funded Debt as determined in accordance with generally accepted accounting principles consistently applied, to EBITDA as more fully described below ("Ratio") is as follows:

            Ratio                     Option                  -or-           Option
            -----                     ------                                 ------
            Less than 1.5:1     Base LIBOR + 225 bp ("Libor Rate")     Prime Rate - 25bp

            1.5:1 - 2.5:1       Base LIBOR + 300 bp ("Libor Rate")     Prime Rate + 50 bp

            2.5:1 - 3.99:1      Base LIBOR + 350 bp ("Libor Rate")     Prime Rate + 100 bp

            4.0 and greater     Base LIBOR + 400 bp ("Libor Rate")     Prime Rate + 150 bp

            From the date of the execution of the Third Allonge to Agreement of Amendment and until receipt by Lender of Borrower's Quarterly Report on Form 10Q for the quarter ending June 30, 2004, interest is repayable in accordance with the following at the option of the Borrower as more fully described below:

                        Option                      -or-       Option
                        ------                                 ------

                Base LIBOR +225 bp ("Libor Rate")              Prime Rate - 25bp

            Commencing with the receipt by Lender of Borrower's Quarterly Report on Form 10Q for the quarter ending June 30, 2004, interest is repayable in accordance with the following at the option of Borrower, if the ratio of the Borrower's Senior Funded Debt as determined in accordance with generally accepted accounting principles consistently applied, to EBITDA as more fully described below ("Ratio") is as follows:

            Ratio                     Option                  -or-           Option
            -----                     ------                                 ------
            Less than 1.1:l     Base LIBOR + 140 bp ("Libor Rate")     Prime Rate - 110bp

            1.1:1 - 1.5:1       Base LIBOR + 190 bp ("Libor Rate")     Prime Rate - 60 bp

            1.5:1 - 2.5:1       Base LIBOR + 275 bp ("Libor Rate")     Prime Rate + 25 bp

            2.5:1 - 3.99:l      Base LIBOR + 325 bp ("Libor Rate")     Prime Rate + 75 bp

            4.0 and greater     Base LIBOR + 375 bp ("Libor Rate")     Prime Rate + 125 bp

            For purposes of determining the Ratio:

            (i) The first determination will be made by Lender for the first quarter, 2003. Each determination by Lender will be made by dividing (a) the Senior Funded Debt of the Borrower as of the last day of each fiscal quarter by (b) the Borrower's EBITDA determined on a rolling four quarter basis. Each determination of the Ratio will be made by Lender upon delivery to Lender of either the Borrower's Quarterly Report on Form 1OQ or Annual Report on Form 10K, on a rolling four quarter basis; and

            (ii) Senior Funded Debt means all indebtedness of the Borrower owing to financial institutions, all bonds, notes and debentures payable by the Borrower (unless subordinated to Fleet National Bank), all outstanding letters of credit issued for the account of the Borrower, and all capital leases of the Borrower.

            The first thirteen (13) months of principal and interest was to be paid by the Borrower to Lender in equal installments of principal and interest in the amount of Thirty-Six Thousand Two Hundred Three Dollars - 56/100 ($36,203.56) commencing February 1, 2001 and on the same day of each successive month thereafter. Effective as of the date of the Agreement of Amendment, remaining principal and interest is to be paid during and throughout the period of one hundred seven (107) months in equal payments of principal in the amount of Nineteen Thousand Three Hundred Twenty-Nine 36/100 Dollars ($19,329.36), together with accrued interest by the Borrower to Lender on the first day of each month commencing on April 1, 2002, and on the same day of each successive month thereafter. Upon the 107th such installment (the "Maturity Date"), the full amount of unpaid principal, together with unpaid accrued interest is due and payable. In no event is the interest rate to be higher than the maximum lawful rate. The Prime Rate of Lender means the fluctuating Prime Rate of interest established by Fleet National Bank from time to time whether or not such rate shall be otherwise published. The Prime Rate is established for the convenience of Lender. It is not necessarily Lender's lowest rate. In the event that there should be a change in the Prime Rate of Lender, such change shall be effective on the date of such change without notice to Borrower or any guarantor, endorser or surety. Any such change will not effect or alter any other term or conditions of this Note.

      7. Paragraph 3C(3) (relating to the fifth paragraph of the Mortgage Note) is hereby amended to read as follows:

            In the event of Default, interest accrues on all amounts payable hereunder at a rate equal to four (4%) percent above the interest rate otherwise payable. Borrower acknowledges that: (i) such additional rate is material inducement to Lender to make the loan;
            (ii) Lender would not have made the loan evidenced by this Note in the absence of the agreement of the Borrower to pay such default rate; (iii) such additional rate represents compensation for increased risk to Lender that the loan evidenced by this Note will not be repaid; and (iv) such rate is not a penalty and represents a reasonable estimate of (a) the cost to Lender in allocating its resources (both personnel and financial) to the ongoing review, monitoring, administration and collection of the loan evidenced by this Note and (b) compensation to Lender for losses that are difficult to ascertain.

      8. Paragraph 3D(2) (relating to Section 1.1(a) of the Loan Agreement) is hereby amended to read as follows:

            (2) Section 1.1(a) is hereby amended to read as follows:

            1.1(a) Lender agrees to provide, at one time or from time to time, at the request of the Borrower, loans to Osteotech, Inc. in an aggregate amount up to Five Million Dollars ($5,000,000.00) on a revolving loan basis ("Loan I") for the purpose of working capital and for other general corporate purposes, notwithstanding anything to the contrary herein, including, without limitation, any prior uses for capital expenditures and costs related to the construction of an approximate 65,000 square foot addition (the "Project") to real property and improvements located at 201 Industrial Way West, Eatontown, New Jersey (the "Property"). Loan I is to be payable on the earlier of (i) April 30, 2006 or (ii) upon a Default.

      9. Paragraph 3D(6) relating to Section 1.4(f) of the Loan Agreement) is hereby amended to read as follows:

            (6) Section 1.4(f) is hereby amended to read as follows:

            1.4(f) In the event of Default, interest accrues on the Loan and the Debt at a rate equal to four (4%) percent above the interest rate otherwise payable. Borrower acknowledges that: (i) such additional rate is a material inducement to Lender to make the Loan; (ii) Lender would not have made the Loan in the absence of the agreement of the Borrower to pay such default rate; (iii) such additional rate represents compensation for increased risk to Lender that the Loan will not be repaid; and (iv) such rate is not a penalty and represents a reasonable estimate of (a) the cost to Lender in allocating its resources (both personnel and financial) to the ongoing review, monitoring, administration and collection of the Loan and (b) compensation to Lender for losses that are difficult to ascertain.

      10. Paragraph 3D(7) (relating to Section 1.4(k) of the Loan Agreement) is hereby amended to read as follows:

            (7) Section 1.4(k) is hereby amended to read as follows:

            Notwithstanding the foregoing provisions of Section 1.4, and in the absence of Default, effective January 1, 2002 and ending on the date Lender receives Borrower's Quarterly Report on Form 10Q for the quarter ending March 31, 2003, interest accrues on the Loan and is repayable in monthly installments of interest at a fluctuating interest rate per annum equal at all times to either (a) the Lender's Prime Rate of interest in effect from time to time plus 150 basis points, each change in such fluctuating rate to take effect simultaneously with the corresponding change in such Prime Rate, without notice to the Borrower or (b) the applicable Base LIBOR Rate as defined in the Loan Agreement plus 400 basis points ("LIBOR Rate"), at the option of the Borrower pursuant to the Agreement of Amendment. Commencing with the receipt by Lender of Borrower's March 31, 2003 financial statements, and effective following the filing with the SEC and delivery to Lender thereafter of Borrower's Quarterly Report on Form 1OQ for the quarter ending March 31, 2003, interest is repayable in accordance with the following at the option of Borrower, if the ratio of the Borrower's Senior Funded Debt as determined in accordance with generally accepted accounting principles consistently applied, to EBITDA as more fully described below ("Ratio") is as follows:

            Ratio                     Option                  -or-           Option
            -----                     ------                                 ------
            Less than 1.5:1     Base LIBOR + 225 bp ("Libor Rate")     Prime Rate - 25bp

            1.5:1 - 2.5:1       Base LIBOR + 300 bp ("Libor Rate")     Prime Rate + 50 bp

            2.5:1 - 3.99:1      Base LIBOR + 350 bp ("Libor Rate")     Prime Rate + 100 bp

            4.0 and greater     Base LIBOR + 400 bp ("Libor Rate")     Prime Rate + 150 bp

            From the date of the execution of the Third Allonge to Agreement of Amendment and until receipt by Lender of Borrower's Quarterly Report on Form 10Q for the quarter ending June 30, 2004, interest is repayable in accordance with the following at the option of the Borrower as more fully described below:


                        Option                      -or-       Option
                        ------                                 ------

                Base LIBOR +225 bp ("Libor Rate")              Prime Rate - 25bp

            Commencing with the receipt by Lender of Borrower's Quarterly Report on Form 10Q for the quarter ending June 30, 2004, interest is repayable in accordance with the following at the option of Borrower, if the ratio of the Borrower's Senior Funded Debt as determined in accordance with generally accepted accounting principles consistently applied, to EBITDA as more fully described below ("Ratio") is as follows:

            Ratio                     Option                  -or-           Option
            -----                     ------                                 ------
            Less than 1.1:l     Base LIBOR + 140 bp ("Libor Rate")     Prime Rate - 110bp

            1.1:1 - 1.5:1       Base LIBOR + 190 bp ("Libor Rate")     Prime Rate - 60 bp

            1.5:1 - 2.5:1       Base LIBOR + 275 bp ("Libor Rate")     Prime Rate + 25 bp

            2.5:1 - 3.99:l      Base LIBOR + 325 bp ("Libor Rate")     Prime Rate + 75 bp

            4.0 and greater     Base LIBOR + 375 bp ("Libor Rate")     Prime Rate + 125 bp

            For purposes of determining the Ratio:

            (ii) The first determination will be made by Lender for the first quarter, 2003. Each determination by Lender will be made by dividing (a) the Senior Funded Debt of the Borrower as of the last day of each fiscal quarter by (b) the Borrower's EBITDA determined on a rolling four quarter basis. Each determination of the Ratio will be made by Lender, upon delivery to Lender of either the Borrower's Quarterly Report on Form 10Q or Annual Report on Form 10K, on a rolling four quarter basis; and

            (iii) Senior Funded Debt means all indebtedness of the Borrower owing to financial institutions, all bonds, notes and debentures payable by the Borrower (unless subordinated to Fleet National Bank), all outstanding letters of credit issued for the account of the Borrower, and all capital leases of the Borrower.

            The interest rates herein provided also apply following any applicable Conversion Date.

      11. Paragraph 3(D)(13) (relating to Article 4 of the Loan Agreement) is hereby amended to read as follows:

            (13) Article 4 is hereby amended to read as follows:

                          ARTICLE 4. SECURITY INTEREST

            (a) To secure the payment and performance by the Borrower of the Debt and except as otherwise provided by Section 7.3, Osteotech, Inc. is not to pledge, set over, collaterally assign or grant a security interest, other than to Lender, in any of its assets, property or rights, including those more particularly defined on Exhibit "A" annexed to the Agreement of Amendment and incorporated herein, except that the Borrower may license, consign, assign, sell, exchange, settle, or otherwise contract with respect to, as the case may be, its Accounts, Goods, Inventory and General Intangibles in the ordinary course of its business as presently conducted and consistent with its past practices.

            (b) To secure the payment and performance by the Borrower of the Debt to Lender, Osteotech, Inc. hereby pledges, sets over, assigns and grants a first and only priority security interest to Lender in all Accounts, Chattel Paper, Deposit Accounts, Equipment, Goods, Instruments, Inventory, and all collateral described on Exhibit "A-1" annexed to the Agreement of Amendment and incorporated herein and pursuant to such other agreements more particularly described on Exhibit "B" annexed to the Agreement of Amendment and incorporated herein.

            (c) Not later than April 30, 2002, and to further secure the payment and performance by the Borrower of the Debt to Lender, Osteotech, Inc., is to pledge, set over, assign and grant a first and only priority security interest, pledge and charge to Lender in sixty-five (65%) percent of the issued and outstanding stock issued to it by Osteotech, S.A. and OST Developpement and pursuant to such other agreements more particularly described on Exhibit "B" annexed to the Agreement of Amendment and incorporated herein. All Pledge Agreements/Charge Agreements relating to Osteotech, B.V., HC Implants, B.V., CAM Implants, B.V. and Osteotech/Cam

            Services, B.V. referred to on Exhibit "B" are hereby discharged.

            (d) The security interests pledged, set over, assigned and granted by the Borrower to Lender are to be a first and only priority lien upon all such collateral, except to the extent provided by Section 7.3.

            (e) The foregoing is, collectively, the "Collateral" and further secures payment and performance by the Borrower of all of its obligations in this Agreement or in the other documents delivered in connection with this Agreement.

      12. Paragraph B(3) of the Second Allonge to Agreement of Amendment to Loan and Security Agreement, Mortgage, Assignment of Leases and Other Documents (relating to Section 6.7(f) of the Loan Agreement) is hereby amended to read as follows:

            6.7(f) On or before the tenth (10th) day of each month, a report, in form and substance satisfactory to Lender, showing the value of cash and marketable securities held by Borrower as of the close of the preceding month. In the event that such value, is less than $5,000,000.00, Lender may (a) engage an independent consultant acceptable to Lender, at the expense of Borrower, to provide such reports as Lender may require concerning the operations, management and affairs of Borrower; and (b) Borrower will promptly execute and hereby authenticates such documents and the filing of such documents as Lender may require, at the expense of Borrower, to grant to Lender a first and only priority perfected security interest in all of the Borrower's general intangibles, including, but not limited to, all of Borrower's patents and patent applications, whether or not registered. The provisions of this Section terminate on December 31, 2004 unless prior thereto there exists or has existed an event of Default.

      13. Paragraph 3D(15) (relating to Section 6.15 of the Loan Agreement) is hereby amended to read as follows:

            Section 6.15 Fees

            Section 6.15(a) is hereby amended to read as follows:

            6.15(a) Unused Facility Fee. If, for any quarter during the term of this Agreement, the average daily unpaid balance of the outstanding advances made pursuant to Loan I for each day of such quarter does not equal the maximum amount of Loan I, then Borrower is to pay to Lender a fee at a rate equal to one-half of one percent (1/2%) per annum on the amount by which such maximum exceeds such average daily unpaid balance; commencing with the receipt by Lender of Borrower's Quarterly Report on Form 10Q for the quarter ending June 30,

            2004, Borrower is to pay to Lender a fee at a rate equal to one-quarter of one percent (1/4%) per annum on the amount by which such maximum exceeds such average daily unpaid balance. Such fee(s) is payable to Lender in arrears on the last day of each quarter.

            A new section 6.15(e) is hereby added as follows:

            6.15(e) Amendment Fee. The Borrower is to pay to Lender an amendment fee of $15,000.00 payable upon execution of the Third Allonge to Agreement of Amendment.


      14. Paragraph 3D(18) (relating to Section 7.4 of the Loan Agreement) is hereby amended to read as follows:

            (18) Section 7.4 is hereby amended to read as follows:

            Section 7.4 Other Liabilities

            During such time as either (a) any amount remains outstanding on the Loan or the agreement of Lender to lend thereunder has not been terminated pursuant to the terms thereof or (b) there then exists a Default, Osteotech, Inc., CAM Implants, Inc., Osteotech, B.V., H.C. Implants, BV., Osteotech Implants, B.V., Osteotech/Cam Services, B.V., Osteotech, S.A. and OST Developpement are not to incur, create, assume or permit to exist any indebtedness or liability to any financial institution on account of either borrowed money, the deferred purchase price of property, or the capital lease of assets or property for the conduct of business except (i) the Debt to Lender; (ii) indebtedness subordinated to payment of the Debt on terms approved by Lender in writing; (iii) those liabilities of Osteotech, Inc. and CAM Implants, Inc. otherwise incurred to financial institutions in an amount in the aggregate less than $500,000.00; (iv) those leases already in effect as of the effective date of the Loan Agreement as disclosed in the Delivered Financials and capital leases not to exceed $1,000,000.00 in the aggregate outstanding at any time; or (v) line of credit liabilities of Osteotech, B.V., H.C. Implants, BV., Osteotech Implants, B.V., Osteotech/Cam Services, B.V., Osteotech, S.A and OST Developpement S.A. which may not exceed $2,500,000.00 in the aggregate.

      15. Paragraph 3D(19) (relating to Section 7.6 of the Loan Agreement) is hereby amended to read as follows:

            (19) Section 7.6 is hereby amended to read as follows:

            Section 7.6 Loans or Investments

            From the date of the Agreement, the Borrower is not to make any new advances or loans (a) in excess of $1,500,000.00 in the aggregate outstanding at any given time to Osteotech, B.V., H.C. Implants, B.V., Osteotech Implants, B.V., Osteotech/Cam Services, B.V., Osteotech, S.A. or OST Developpement without the prior written consent of Lender or (b) in excess of $50,000.00 in the aggregate outstanding at any given time to any unrelated entity if there then exists a Default or any amount outstanding on Loan I without the prior written consent of Lender.

      16. All of the Loan Documents are hereby amended to provide that the "Borrower" is to be hereafter defined, jointly and severally, as Osteotech, Inc., Osteotech, S.A. and OST Developpement, S.A.

      Except as specifically modified herein, all of the terms and conditions of the Agreement of Amendment, as amended, Loan Agreement, and the certificates and other Loan Documents executed in connection therewith, shall remain in full force and effect and any term in initial capitals and not otherwise defined herein shall have the meaning ascribed thereto in the Agreement of Amendment.

      IN WITNESS WHEREOF, the parties have signed this Third Allonge to Agreement of Amendment.


Witness:                                     OSTEOTECH, INC.
                                             A Delaware Corporation


/s/ [ILLEGIBLE]                             By: /s/ Michael J. Jeffries
----------------------------                    --------------------------------
                                                  MICHAEL J. JEFFRIES
                                                  Executive Vice President


Witness:                                     OSTEOTECH, B.V.
                                             A Company of The Netherlands


/s/ [ILLEGIBLE]                             By: /s/ Michael J. Jeffries
----------------------------                    --------------------------------
                                                  MICHAEL J. JEFFRIES
                                                   Managing Director


Witness:                                     H.C. IMPLANTS, B.V.
                                             A Company of The Netherlands


/s/ [ILLEGIBLE]                             By: /s/ Michael J. Jeffries
----------------------------                    --------------------------------
                                                  MICHAEL J. JEFFRIES
                                                   Managing Director

Signatures continued ......

......... continuation of signatures to Third Allonge to Agreement of Amendment


Witness:                                     OSTEOTECH IMPLANTS, B.V.
                                             A Company of The Netherlands


/s/ [ILLEGIBLE]                              By: /s/ Michael J. Jeffries
----------------------------                    --------------------------------
                                                  MICHAEL J. JEFFRIES
                                                   Managing Director

Witness:                                     OSTEOTECH/CAM SERVICES, B.V.
                                             A Company of The Netherlands


/s/ [ILLEGIBLE]                              By: /s/ Michael J. Jeffries
----------------------------                    --------------------------------
                                                  MICHAEL J. JEFFRIES
                                                   Managing Director


Witness:                                     OSTEOTECH, S.A.
                                             A Corporation of France


/s/ [ILLEGIBLE]                              By: /s/ Michael J. Jeffries
----------------------------                    --------------------------------
                                                  MICHAEL J. JEFFRIES
                                                   Managing Director


Witness:                                     OST DEVELOPPEMENT, S.A.
                                             A Corporation of France


/s/ [ILLEGIBLE]                              By: /s/ Michael J. Jeffries
----------------------------                    --------------------------------
                                                  MICHAEL J. JEFFRIES
                                                   Managing Director


Witness:                                     FLEET NATIONAL BANK


/s/ [ILLEGIBLE]                              By: /s/ Richard J. Banning
----------------------------                    --------------------------------
                                                     RICHARD J. BANNING
                                                     Sr. Vice President